Financial assets and liabilities - Movement in net debt (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Financial assets and liabilities
Net (increase)/decrease in cash and cash equivalents	$ (206)	$ 27
Increase in total borrowings	52	55
(Decrease/increase in net debt	(154)	82
Net debt at January 1	2,578	2,496
Net debt at December 31,	$ 2,424	$ 2,578